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                                 EXHIBIT 10.132


                       SECOND AMENDMENT TO LEASE AGREEMENT
                         FOR THE DANA KALAMAZOO BUILDING

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                       SECOND AMENDMENT TO LEASE AGREEMENT
                              (Kalamazoo, Michigan)

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     THIS SECOND AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made and entered into as of March 29, 2002, by and between DANACQ KALAMAZOO, LLC, a Delaware limited liability company ("Lessor"), and DANA CORPORATION, a Virginia corporation ("Lessee").

                              W I T N E S S E T H:

     WHEREAS, Lessor and Lessee previously entered into that certain Lease Agreement, dated as of October 26, 2001 (the "Original Lease"), as amended by that certain First Amendment to Lease Agreement between Lessor and Lessee dated as of December 6, 2001 (the "First Amendment;" and the Original Lease, as so previously amended, is herein referred to as the "Lease"), pursuant to the terms of which Lessee has leased that certain "Property" (as defined in the Original Lease) located at 6938 Elm Valley Drive, Kalamazoo, Michigan; and

     WHEREAS, Danacq Farmington Hills LLC, a Delaware limited liability company and an affiliate of Lessor (the "Farmington Hills Lessor") and Lessee also previously entered into that certain Lease Agreement dated as of October 26, 2001 (the "Original Farmington Hills Lease"), as amended by that certain First Amendment to Lease Agreement between the Farmington Hills Lessor and Lessee dated as of December 6, 2001 (the "First Farmington Hills Amendment;" and the Original Farmington Hills Lease, as so previously amended, is herein referred to as the "Farmington Hills Lease"), pursuant to the terms of which Lessee has leased certain improved real property more particularly described in the Original Farmington Hills Lease which is located at 27404 Drake Road, Farmington Hills, Oakland County, Michigan (the "Farmington Hills Property"); and

     WHEREAS, to facilitate the sale by GEBAM, Inc., a Delaware corporation (the "Lessor Parent" as defined in the Lease and the Farmington Hills Lease, and referred to in this Amendment as "GEBAM") of all of its "Member Interest" (as also defined in each of said leases) in Lessor and in the Farmington Hills Lessor to Wells Operating Partnership, L.P., a Delaware limited partnership ("Wells") contemporaneously with, and immediately following, the execution and delivery of this Amendment, Lessor and Wells have requested that Lessee agree to modify and amend the Lease and the Farmington Hills Lease on the terms set forth, respectively, in this Amendment and that certain Second Amendment to Lease Agreement of even date herewith between the Farmington Hills Lessor and Lessee relating to the Farmington Hills Lease (the "Second Farmington Hills Lease Amendment"), and Lessee is willing to do so on the terms and conditions set forth in this Amendment and the Second Farmington Hills Lease Amendment;

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars, the mutual premises contained herein and in the Second Farmington Hills Lease Amendment, and

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other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee do hereby covenant and agree as follows:

     1.   Defined Terms. Terms used herein and denoted by their initial
          -------------
capitalization shall have the meanings set forth in the Lease unless specifically provided herein to the contrary. In the event of any conflict or inconsistency between the terms and conditions of this Amendment and of the Lease, the terms and conditions of this Amendment shall govern and control.

     2.   Renewal Options. Article V of the Lease is hereby deleted in its
          ---------------
entirety, and the following Article V is hereby substituted in lieu thereof:

                                    ARTICLE V

                                 RENEWAL OPTIONS

               Section 5.1.  FMV Renewal Terms. Upon the expiration of
                             -----------------
          the Basic Term, Lessee shall have the right and option, subject to the terms of this Article V, to extend the Lease Term for up to six (6) successive fair market value renewal terms (each such renewal term, a "Renewal Term") of five (5) years commencing on the day following the expiration of the Basic Term or the immediately preceding Renewal Term, as the case may be.

               Section 5.2.  Conditions to Renewal Terms. The right and
                             ---------------------------
          option of Lessee to extend this Lease for any of the Renewal Terms shall be subject to the following terms:

                       (i) At the commencement of any of the Renewal Terms, this Lease shall be in full force and effect and no Material Lease Default or Lease Event of Default shall have occurred and be continuing;

                       (ii) Lessee shall have exercised its right to each Renewal Term by giving irrevocable written notice to the Lessor no later than fifteen (15) months prior to the expiration of the Basic Term or the previous Renewal Term; and

                       (iii) Each Renewal Term shall be on the same
               terms, covenants and conditions set forth in this Lease; provided, however, that Basic Rent shall be
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               determined in the manner set forth in Section 5.3
               hereof.

               Section 5.3.  Rent During Renewal Terms. Basic Rent for
                             -------------------------
          each Renewal Term shall be the Fair Market Rental Value of the

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          Property as of the date of commencement of such Renewal
          Term, determined in accordance with the Appraisal Procedure not more than two hundred seventy (270) days prior to the commencement of such Renewal Term payable monthly in advance on the day of each month that Basic Rent was due during the last year of the Basic Term or of the preceding Renewal Term, as the case may be.

     3.   Early Termination.
          -----------------

     (a) Clause (ii) of the first (1st) full paragraph of Section 6.1, which begins in the thirtieth (30/th/) line on page 14 of the Lease, and continuing through the end of the sentence in which said clause (ii) is contained, is hereby deleted in its entirety, and the following clause (ii) is hereby inserted in lieu thereof:

          (ii) the Lessor shall, on an "as is, where is" basis and without recourse to or warranty by the Lessor, except as to the absence of Lessor Liens (other than any Lien arising out of a sublease for which the Lessor has provided a non-disturbance agreement in accordance with the terms of this Lease) and subject to the same disclaimers as set forth in Section 7.1, simultaneously therewith sell the Property to the highest bidder, the total net selling price realized at such sale to be retained by the Lessor.

     (b) The last sentence of the third (3rd) full paragraph of Section 6.1, appearing as the first (1/st/) full paragraph on page 15 of the Lease, is hereby deleted in its entirety, and the following sentence is hereby inserted in lieu thereof:

          Lessee shall pay, as Additional Rent, on demand and no later than the Termination Date, all of the Lessor's reasonable costs and expenses of whatever kind or nature paid or incurred in connection with the rescinded termination or in connection with the completed termination of this Lease, including, but not limited to reasonable attorneys' fees.

     4.   Loss, Destruction, Condemnation or Damage. The reference "Section
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14.1(d)" contained in the last sentence and last line of Section 14.1 of the
Lease, appearing on page 30 thereof, is hereby deleted, and the reference "Section 14.1(c)" is hereby inserted in lieu thereof.

     5.   Transfer of Interests.
          ---------------------

          (a) Section 21.1 (a) of the Lease, appearing on page 44 of the Lease, is hereby deleted in its entirety, and the following Section 21.1(a) is hereby inserted in lieu thereof:

               Section 21.1  Transfers of Interests. (a)(i) Other than
                             ----------------------
          as expressly permitted by this Section 21.1, Lessor shall not, without

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          the prior written consent of the Lessee, assign, convey or otherwise transfer (other than to a Lender in connection
          with a financing or mortgaging with respect to the
          Property) all or any part of the Lessor's right, title or
          interest in, to and under this Lease or any other Operative Documents or the Property (the "Lessor Interest") and (ii)
                                          ---------------
          other than as expressly permitted by this Section 21.1, the
          Lessor Parent, which is the sole member of the Lessor,
          shall not assign, convey or otherwise transfer all or any
          part of its membership interest with respect to the Lessor
          (the "Member Interest").
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          (b)  Section 21.1(f) of the Lease, appearing on page 46 thereof, is hereby modified and amended by adding the following sentence thereto:

          "Notwithstanding anything to the contrary contained herein, the provisions of this Article XXI shall not apply to a transfer or sale of the Property pursuant to Section 6.1 of this Lease."

     6.   Termination Value Schedule. Schedule 2B to the Lease is hereby deleted
          --------------------------
in its entirety, and Schedule 2B attached to this Amendment is hereby substituted in lieu thereof.

     7.   Amendment of Appendix A. Appendix A of the Lease shall be modified and
          -----------------------
amended as follows:

          (a) by deleting the "Address" of Lessor contained in clause "(i)" on page 2 of Appendix A, and substituting in lieu thereof the following:

               (i)  With respect to the Lessor:

                    Wells Operating Partnership, L.P.
                    c/o Wells Capital, Inc.
                    6200 The Corners Parkway
                    Suite 250
                    Atlanta, Georgia 30092
                    Attention: Michael C. Berndt
                    Fax:       (770) 200-8199

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               with a copy to:

                     Troutman Sanders LLP
                     Bank of America Plaza
                     Suite 5200
                     600 Peachtree Street, N.E.
                     Atlanta, Georgia 30308-2216
                     Attention: John W. Griffin or
                                Managing Partner
                     Fax:       (404) 962-6577;

          (b) By deleting the definition of "Appraiser" appearing on page 5 of Appendix A in its entirety;

          (c) By deleting the definition of "Fixed Rate Renewal Term" appearing on page 9 of Appendix A in its entirety;

          (d) By deleting the definition of "FMV Renewal Term" also appearing on page 9 of Appendix A in its entirety;

          (e) By deleting the words "or 5.2" appearing in the second (2nd) line of the definition of "Lease Term" on page 10 of Appendix A;

          (f) By deleting the definition of "Mortgage Title Policy" appearing on page 14 of Appendix A and by substituting in lieu thereof the following definition:

               "Mortgage Title Policy" shall mean the mortgagee title
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          insurance policy issued in favor of any Lender in
          connection with a Loan."; and

          (g) By deleting the definition of "Title Company" appearing on page 18 of Appendix A in its entirety.

     8.   Compliance with Transfer Requirements. By its execution and delivery
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hereof, Lessee hereby acknowledges and agrees for the benefit of GEBAM and Wells that all of requirements to be satisfied by Lessor and the Lessor Parent in connection with the consummation contemporaneously herewith of the sale and conveyance of the "Member Interest" by GEBAM to Wells pursuant to Article XXI of the Lease have been satisfied in full.

     9.   Condition to Amendment. This Amendment shall be of no force or effect
          ----------------------
in its entirety unless and until the following conditions are satisfied, and the date on which both of said conditions have been satisfied shall be the effective date of this Amendment:

          (a) The consummation of the purchase and sale of the Member Interest in Lessor by and between GEBAM and Wells; and

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          (b)  The concurrent consummation of the purchase and sale of the
Member Interest in the Farmington Hills Lessor by and between GEBAM and Wells.

     10.  Ratification and Binding Effect. Except to the extent expressly
          -------------------------------
modified by this Amendment, all terms of the Lease shall remain in full force and effect; and the Lease, as so modified and amended by this Amendment, is expressly ratified and confirmed by the parties hereto. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this Amendment to be duly authorized, executed and delivered as of the day and year first above written.

                                    LANDLORD:
                                    --------

                                    DANACQ KALAMAZOO LLC,
                                    a Delaware limited liability company

                                    By: General Electric Capital Corporation
                                        a Delaware corporation, its Manager

                                        By: /s/ Stephen Benko
                                           -------------------------------------
                                        Name:  Stephen Benko
                                             -----------------------------------
                                        Title: Authorized Signatory
                                              ----------------------------------

                       (SIGNATURES CONTINUED ON NEXT PAGE)

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                    (SIGNATURES CONTINUED FROM PREVIOUS PAGE)


                                    TENANT:
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                                    DANA CORPORATION,
                                    a Virginia corporation

                                    By: /s/ A. Glenn Paton
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                                    Name:  A. Glenn Paton
                                         ---------------------------------------
                                    Title: Vice President-Treasurer
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